Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned  hereby certifies, in his capacity as an officer of Archon Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

•                                          the Quarterly Report of the Company on Form 10-Q for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2003

/s/ PAUL W. LOWDEN
Paul W. Lowden
Chairman of the Board and President (Principal Executive Officer)

/s/ CHARLES W. SANDEFUR
Charles W. Sandefur
Director and Chief Financial Officer (Principal Accounting and Financial Officer)

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